Pricing Supplement No. 10 Dated April 6, 2000
(To Prospectus dated January 19, 1999 File No. 333-65535:)
Filed Pursuant to: Rule 424 (b) (3)


                                 $500,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series H
              Due from 9 Months to 15 years From the Date of Issue

                                MEDIUM -TERM NOTE
                                  FLOATING RATE


Date of Issue:                                  April 11, 2000

Maturity Date:                                  March 31, 2002

Principal Amount:                               $25,000,000.00

Price to Public:                                100%

Interest Rate:                                  7.62%

Interest Payment Dates:                         February 15 and August 15

Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:                       N/A

Optional Repayment Date:                        N/A

Agent's Discount or Commission:                 $50,000.00

Cusip Number:                                   20033R GF 0